UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 1, 2008
AMREIT
(Exact name of registrant as specified in its charter)

Texas	0-28378	76-0410050
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

8 Greenway Plaza, Suite 1000,
Houston, Texas	77046
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 850-1400
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On May 1, 2008, the Board of Trust Managers of AmREIT (the “Company”) adopted Amendment No. 1 (the “Amendment”) to the Company’s Bylaws. The Amendment eliminated the Company’s classified board structure.
     The foregoing description does not purport to be complete and is qualified in its entirety by reference to the text of the Amendment, which is attached hereto as Exhibit 3.1, and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits

Exhibit Number	Description

3.1	Amendment No. 1 to the Company’s Bylaws, dated May 1, 2008.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMREIT
By:	/s/ Chad C. Braun
Chad C. Braun
Executive Vice President, Chief Financial Officer and Secretary

Dated: May 7, 2008